EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of February 5, 2016

OCM MARINE HOLDINGS TP, L.P.

By:	OCM Marine GP CTB, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OPPS MARINE HOLDINGS TP, L.P.

By:	Oaktree Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OCM MARINE GP CTB, LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE PRINCIPAL FUND V, L.P.

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE PRINCIPAL FUND V GP, L.P.

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE PRINCIPAL FUND V GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Authorized Signatory

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OCM HOLDINGS I, LLC

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE HOLDINGS, INC.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Martin A. Boskovich
Name:	Martin A. Boskovich
Title:	Managing Director

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President